October 22, 2009

                           TOUCHSTONE STRATEGIC TRUST

                         TOUCHSTONE LARGE CAP VALUE FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2009

The Touchstone Board of Directors has rescinded the plan of liquidation enacted for the Touchstone Large Cap Value Fund. The Fund remains closed to new and subsequent investments effective as of the close of business October 6, 2009, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements. If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after October 7, 2009.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.